BREK ENERGY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On November 30, 2007, 8,000,000 shares of Rock City Energy Corp. (“Rock City”) common stock owned by Brek Energy Corporation (“Brek”) were distributed in a spin-off to Brek’s shareholders of record on October 29, 2007 (the “record date”). The spin-off was required by the Agreement and Plan of Merger dated September 20, 2006 as amended on January 31, 2007, May 29, 2007 and October 22, 2007 between Gasco Energy, Inc., Gasco Acquisition, Inc. and Brek.

In connection with the spin-off holders of 79,678,543 shares of Brek common stock on the record date received a total of 8,000,000 shares of Rock City’s common stock.  No fractional shares were issued and no shares were issued to holders of fewer than 1,000 shares of Brek common stock.  Instead, holders of Brek common stock who would have received a fractional share due to the spin-off had the fractional share rounded up to the next whole share, and holders of Brek common stock who held fewer than 1,000 shares received cash in lieu of these securities.  The cash payment was equal to the product of the number of shares of Rock City’s common stock to which the shareholder was entitled but for the 1,000 share limit times the average of the high and low trading prices for Brek’s common stock over the five trading days immediately prior to the effective date of the spin-off.  These fractional shares resulted in Brek paying cash dividends totaling $27,105 to shareholders holding a total of 1,232,019 shares of Brek at $0.022 per share held.

The spin-off was accounted for by offsetting Brek’s investment in Rock City of $1,355,552 against the deficit; recording the cash dividends of $27,105 as a cash payment and offsetting this payment against the deficit; and recording the cash paid for spin-off expenses of $13,627 as a cash payment with offsetting entries to deficit on the pro forma condensed consolidated balance sheet at September 30, 2007, and bank charges on the pro forma condensed consolidated statements of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006.

In connection with the spin-off all inter-company balances and transactions that were removed from Brek’s consolidated financial statements were recorded as adjustments in the accompanying condensed consolidated financial statements.

The accompanying pro forma condensed consolidated financial statements illustrate the effect of the spin-off on Brek’s consolidated financial position and consolidated results of operations.  The pro forma condensed consolidated balance sheet as of September 30, 2007 is based on historical balance sheets of Brek and Rock City as of that date and assumes the spin-off took place on that date.  The pro forma condensed consolidated statements of operations for the year ended December 31, 2006 and for the nine months ended September 30, 2007 are based on the historical consolidated statements of operations for Brek and Rock City for those periods.  The pro forma condensed consolidated statements of operations assume the spin-off took place on January 1, 2006.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the spin-off.  In particular, the pro forma condensed consolidated financial statements are based on management’s current estimate of the allocation of the spin-off costs, the actual allocation of which may differ.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of Brek and Rock City.

BREK ENERGY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2007
(UNAUDITED)

	Brek
	Energy	Pro Forma
	Consolidated	Adjustments	Ref.	Pro Forma

Assets

Current assets
Cash	$813,141	$(735,248)	(1),(3)	$77,893
Investment in Rock City Energy Corporation	-	-	(1),(2)	-
Accounts receivable	35,657	15,516	(2),(3)	51,173
Due from Rock City Energy	-	-	(2),(3)	-
Due from Vallenar Energy Corp.	-	-	(2),(3)	-

Total current assets	848,798	(719,732)		129,066

Oil and gas properties (full cost method)
Proved properties	22,665,639	(100)		22,665,539

Less accumulated depletion and impairment	(21,285,867)	-		(21,285,867)

	1,379,772	(100)		1,379,672

Total assets	$2,228,570	$(719,832)		$1,508,738

Liabilities and Stockholders' Equity

Current liabilities
Accounts payable	$153,405	$(1,479)	(3)	$151,926
Accrued liabilities	47,850	-		47,850
Accrued professional fees	58,271	-	(2),(3)	58,271
Accrued wages payable	98,229	-		98,229
Due to related parties	90,123	-		90,123

Total current liabilities	447,878	(1,479)		446,399

Noncurrent liabilities
Asset retirement obligation	24,876	-		24,876

Total liabilities	472,754	(1,479)		471,275

Commitments and contingencies

Minority interest	38,995	(38,995)	(3)	-

Stockholders' equity
Common stock, $0.001 par value, 300,000,000 authorized; 79,973,062
issued and outstanding at September 30, 2007	79,973	(8,000)	(3)	71,973
Additional paid-in-capital	69,385,165	(633,430)	(3)	68,751,735
Accumulated deficit	(67,748,317)	(37,928)	(1),(2),(3)	(67,786,245)

Total stockholders' equity	1,716,821	(679,358)		1,037,463

Total liabilities and stockholders' equity	$2,228,570	$(719,832)		$1,508,738

See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

BREK ENERGY CORPORATIONAND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

	Brek
	Energy	Pro Forma
	Consolidated	Adjustments	Ref.	Pro Forma

Revenue	$207,421	$-		$207,421

Operating expenses (income)
General and administrative	762,490	17,343	(4),(5),(6)	779,833
Lease operating	111,333	-		111,333
Gathering operations	59,916	-		59,916
Depletion	44,039	-		44,039
Accretion	1,572	-		1,572
Gain on extinguishment of accounts payable	(84,224)	-		(84,224)

Total operating expenses	895,126	17,343		912,469

Net loss from continuing operations before interest income,
franchise taxes and minority interest	(687,705)	(17,343)		(705,048)

Interest income	18,285	-		18,285

Net loss from continuing operations before franchise taxes	(669,420)	(17,343)		(686,763)
and minority interest

Franchise tax	(830)	-		(830)

Net loss from continuing operations before minority interest	(670,250)	(17,343)		(687,593)

Minority interest	959	(959)	(6)	-

Net loss	$(669,291)	$(18,302)		$(687,593)

Net loss per share - basic and diluted:	$(0.01)			$(0.01)

Weighted average number of shares outstanding -
Basic and diluted	79,973,062			79,973,062

See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

BREK ENERGY CORPORATIONAND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2006

	Brek
	Energy	Pro Forma
	Consolidated	Adjustments	Ref.	Pro Forma

Revenue	$440,537	$-		$440,537

Operating expenses
General and administrative	1,193,534	6,010	(4),(5),(6)	1,199,544
Lease operating	126,535	-		126,535
Gathering operations	78,681	-		78,681
Depletion and accretion	77,939	-		77,939
Charges for impairment of oil and gas properties	4,452,754	-		4,452,754

Total operating expenses	5,929,443	6,010		5,935,453

Net loss from continuing operations before franchise tax,
discontinued operations and minority interest	(5,488,906)	(6,010)		(5,494,916)

Franchise Tax	(5,834)	-		(5,834)

Net loss from continuing operations before discontinued
operations and minority interest	(5,494,740)	(6,010)		(5,500,750)

Loss from discontinued operations	(26,335)	-		(26,335)

Net loss before minority interest	(5,521,075)	(6,010)		(5,527,085)

Minority interest	34,962	(1,078)	(6)	33,884

Net loss	$(5,486,113)	$(7,088)		$(5,493,201)

Net loss per share - basic and diluted:
Continuing operations	$(0.09)			$(0.09)
Discontinued operations	(0.00)			(0.00)

Net loss per share	$(0.09)			$(0.09)

Weighted average number of shares outstanding -
basic and diluted	63,467,561			63,467,561

See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

BREK ENERGY CORPORATION AND SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE A - The pro forma adjustments to the condensed consolidated balance sheet are as follows:
(1) To reflect the disposition of Rock City Energy Corporation and the transactions associated with the spin off:

September 30, 2007
Components of the disposition:
Spin-off of Rock City Energy Corporation Shares	$(1,355,552)
Cash dividends	(27,105)
Cash paid for spin-off expenses	(13,627)
Allocation of the disposition:
Deficit	1,396,284

$-

(2) To adjust for consolidating entries
Investment in Rock City Energy Corporation	$1,355,552
Deficit	(1,355,552)
To set up investment in Rock City Energy Corporation

Accounts receivable	15,516
Due from Rock City Energy	(1,730)
Due from Vallenar Energy Corp.	(13,786)
To reclassify related party receivables to accounts receivable

(3) Accrued professional fees	$(150,000)
Deficit	150,000
To set up intercompany accrued professional fees

(3) To remove Rock City Energy Corporations accounts
Cash	$(694,516)
Due from Rock City Energy Corporation	1,730
Due from Vallenar Energy Corp.	13,786
Oil and gas properties	(100)
Acounts payable	1,479
Accrued professional fees	150,000
Minority interest	38,995
Common stock	8,000
Additional paid-in-capital	633,430
Accumulated deficit	(152,804)
To account for the spin-off of Rock City
$-

NOTE B - The pro forma adjustments to the condensed consolidated statement of operations are as follows:

	Year Ended	Nine Months Ended
	December 31, 2006	September 30, 2007
(4) To adjust for consolidating entries
Professional fees	$-	$150,000
To set up intercompany professional fees

Interest income	(1,216)	-
To set up intercompany interest income

	$(1,216)	$150,000

(5) To adjust for spin-off
Bank charges	$13,627	$13,627
To record bank charges paid in respect of Rock City Energy
Corporations spin off of shares and cash dividends

	$13,627	$13,627

(6) To remove Rock City Energy Corporations accounts
General and administrative	$6,401	$146,284
Minority interest	1,078	(959)
To account for the spin-off of Rock City
	$7,479	$145,325